EXHIBIT 24.1

POWER OF ATTORNEY
(2000 Stock Option Incentive Plan and 2000 Stock Option Plan)

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Joseph L. Reinhart and John E. Isselmann, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 2,000,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 2000 Stock Option Incentive Plan and 1,000,000 shares of Common Stock issuable pursuant to the 2000 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc., or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: January 25, 2001

/s/ DONALD R. VANLUVANEE Donald R. VanLuvanee

EXHIBIT 24.1

POWER OF ATTORNEY
(2000 Stock Option Incentive Plan and 2000 Stock Option Plan)

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Joseph L. Reinhart, Donald R. VanLuvanee and John E. Isselmann, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 2,000,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 2000 Stock Option Incentive Plan and 1,000,000 shares of Common Stock issuable pursuant to the 2000 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: January 25, 2001

/s/ JAMES T. DOOLEY James T. Dooley

EXHIBIT 24.1

POWER OF ATTORNEY
(2000 Stock Option Incentive Plan and 2000 Stock Option Plan)

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Joseph L. Reinhart, Donald R. VanLuvanee and John E. Isselmann, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 2,000,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 2000 Stock Option Incentive Plan and 1,000,000 shares of Common Stock issuable pursuant to the 2000 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: January 25, 2001

/s/ DAVID F. BOLENDER David F. Bolender

EXHIBIT 24.1

POWER OF ATTORNEY
(2000 Stock Option Incentive Plan and 2000 Stock Option Plan)

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Joseph L. Reinhart, Donald R. VanLuvanee and John E. Isselmann, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 2,000,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 2000 Stock Option Incentive Plan and 1,000,000 shares of Common Stock issuable pursuant to the 2000 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: January 25, 2001

/s/ LARRY L. HANSEN Larry L. Hansen

EXHIBIT 24.1

POWER OF ATTORNEY
(2000 Stock Option Incentive Plan and 2000 Stock Option Plan)

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Joseph L. Reinhart, Donald R. VanLuvanee and John E. Isselmann, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 2,000,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 2000 Stock Option Incentive Plan and 1,000,000 shares of Common Stock issuable pursuant to the 2000 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: January 25, 2001

/s/ W. ARTHUR PORTER W. Arthur Porter

EXHIBIT 24.1

POWER OF ATTORNEY
(2000 Stock Option Incentive Plan and 2000 Stock Option Plan)

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Joseph L. Reinhart, Donald R. VanLuvanee and John E. Isselmann, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 2,000,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 2000 Stock Option Incentive Plan and 1,000,000 shares of Common Stock issuable pursuant to the 2000 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: January 25, 2001

/s/ VERNON B. RYLES JR. Vernon B. Ryles Jr.

EXHIBIT 24.1

POWER OF ATTORNEY
(2000 Stock Option Incentive Plan and 2000 Stock Option Plan)

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Joseph L. Reinhart, Donald R. VanLuvanee and John E. Isselmann, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 2,000,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 2000 Stock Option Incentive Plan and 1,000,000 shares of Common Stock issuable pursuant to the 2000 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: January 25, 2001

/s/ GERALD F. TAYLOR Gerald F. Taylor

EXHIBIT 24.1

POWER OF ATTORNEY
(2000 Stock Option Incentive Plan and 2000 Stock Option Plan)

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Joseph L. Reinhart, Donald R. VanLuvanee and John E. Isselmann, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 2,000,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 2000 Stock Option Incentive Plan and 1,000,000 shares of Common Stock issuable pursuant to the 2000 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: January 25, 2001

/s/ JON D. TOMPKINS Jon D. Tompkins

EXHIBIT 24.1

POWER OF ATTORNEY
(2000 Stock Option Incentive Plan and 2000 Stock Option Plan)

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Joseph L. Reinhart, Donald R. VanLuvanee and John E. Isselmann, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 2,000,000 shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 2000 Stock Option Incentive Plan and 1,000,000 shares of Common Stock issuable pursuant to the 2000 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: January 25, 2001

/s/ KEITH L. THOMSON Keith L. Thomson